UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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STOKE THERAPEUTICS, INC.

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Your Vote Counts! STOKE THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 2, 2025 11:59 PM ET STOKE THERAPEUTICS, INC. 45 WIGGINS AVE. BEDFORD, MA 01730 V71562-P28908 You invested in STOKE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2025 9:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/STOK2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class III Directors to serve until the 2028 annual meeting of stockholders or until their successor has been duly elected and qualified or until their earlier resignation or removal. Nominees: For 01) Edward M. Kaye, M.D. 02) Seth L. Harrison, M.D. 03) Arthur O. Tzianabos, Ph.D. 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending For December 31, 2025. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 4. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes to approve the 1 Year compensation of the Company’s named executive officers. NOTE: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71563-P28908